SUPPLEMENT DATED DECEMBER 19, 2019

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 19, 2019 FOR THE

INTERNATIONAL EQUITY INCOME PORTFOLIO

AND DATED MAY 1, 2019 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated December 19, 2019, for the International Equity Income Portfolio and dated May 1, 2019 for all other Funds (the “SAI”) and must be preceded or accompanied by the SAI.  This supplement supersedes and replaces the previous supplements dated September 25, 2019, August 28, 2019, June 24, 2019 and May 29, 2019.  The changes within this supplement are in effect as of the dates described below in these previous supplements.  Remember to review the SAI for other important information.  Capitalized terms not defined herein are as defined in the SAI.

The changes below were disclosed in the previous supplement dated September 25, 2019.

This supplement applies to the Equity Index Portfolio, Small-Cap Index Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio and PD Emerging Markets Portfolio (the “Funds”) only.  The change described in this supplement for all Funds except the PD Emerging Markets Portfolio is effective as of the date of the supplement.  The changes described in this supplement for the PD Emerging Markets Portfolio are currently in effect.

PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio - At a meeting held on September 18, 2019, the Board of Trustees of Pacific Select Fund approved a change to these Funds’ diversification policy under the Investment Company Act of 1940, as amended.  Under the revised policy, each of these Funds will continue to track its target index even if the Fund becomes non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Shareholder approval will not be sought if a Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the index.

INVESTMENT RESTRICTIONS

In the Fundamental Investment Restrictions section, Paragraph 7 is deleted and replaced with the following paragraph.  Please note that “Funds” and “Fund” in the text below take the meaning of the definition from the SAI, to mean all funds of Pacific Select Fund.

7. With the exception of the Funds designated as a “non-diversified company,” each Fund shall be a “diversified company” as those terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction.  The Equity Index Portfolio, Small-Cap Index Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth

Index Portfolio and PD Small-Cap Value Index Portfolio each may not purchase securities of any issuer that would cause such Fund to be designated as non-diversified under the 1940 Act, except as may be necessary to approximate the composition of its target index.  Each such Fund intends to be diversified in approximately the same proportion as its target index.

PD Emerging Markets Portfolio - All references and information regarding Mitchell J. Firestein throughout the SAI have been removed.

The changes below were disclosed in the previous supplement dated August 28, 2019 and were then in effect unless otherwise noted.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Inflation Strategy Portfolio section, effective September 1, 2019, the second sentence of the second paragraph will be deleted and replaced with the following:

The Fund may also enter into interest rate swaps, including interest rate index swaps, which are used to adjust interest rate exposures and/or as a substitute for the physical security, as well as total return swaps, which may be used to receive the return of a reference asset, such as an index or security.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

In the Loan Participations and Assignments section, the following is added after the fourth paragraph:

The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Also, in the Loan Participations and Assignments section, the following is added after the Junior Loans subsection:

Covenant Lite Loans: As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

INFORMATION ABOUT THE MANAGERS

In the Other Accounts Managed section, under Barings’ portion of the table, all information regarding David L. Nagle is deleted and the following is added:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Barings
Yulia Alekseeva[1]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

1 Other Accounts Managed information as of June 30, 2019.

Also, in the Other Accounts Managed section, under Rothschild’s portion of the table, all information regarding R. Daniel Oshinskie is deleted and the following is added:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Rothschild
Michael Kehoe[1]
Registered Investment Companies	5	$445,116,253	None	N/A
Other Pooled Investment Vehicles	3	$982,031,097	None	N/A
Other Accounts	33	$1,601,592,77	3	$73,261,986
Eric Fraser[1]
Registered Investment Companies	4	$434,846,003	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	10	$529,760,939	None	N/A

1 Other Accounts Managed information as of June 30, 2019.

The changes below were disclosed in the previous supplement dated June 24, 2019.

The changes within this supplement are effective June 28, 2019 and affect the Small-Cap Growth Portfolio.

Pacific Life Fund Advisors LLC, the investment adviser to the Small-Cap Growth Portfolio, has determined to reduce its management fee for this Fund.  As a result of this change, the current Investment Advisory Fee Schedules section of the SAI for the Small-Cap Growth Portfolio is revised as follows:

ORGANIZATION AND MANAGEMENT OF THE TRUST

Investment Advisory Fee Schedules

Annual Investment Advisory Fee
Fund	(as a percentage of average daily net assets)

Small-Cap Growth Portfolio	0.75% on first $100 million
0.675% on next $100 million
0.60% on excess

The changes below were disclosed in the previous supplement dated May 29, 2019 and were then in effect.

All references and information regarding OppenheimerFunds, Inc. are deleted from the SAI in their entirety.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, the following is added to the end of the Invesco subsection as a new paragraph:

The peer group category for Mr. Leverenz with respect to the Emerging Markets Portfolio is Morningstar-Diversified Emerging Markets.  The peer group category for Messrs. Govil, Larson, and Ram with respect to the Main Street Core Portfolio is Morningstar-Large Blend.

In the Other Accounts Managed section, all information regarding Manind Govil, Paul Larson, Justin M. Leverenz and Benjamin Ram is moved from Oppenheimer’s portion of the table to Invesco’s portion of the table.